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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): October 25, 2007

                                    EDISON INTERNATIONAL
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-9936                  95-4137452
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-2222
                    (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

        On October 25, 2007, the Board of Directors of Edison International announced that
Theodore F. Craver, Jr. will succeed John E. Bryson, as Edison International's chairman, president and chief executive officer, when Mr. Bryson retires on July 31, 2008.  As part of this succession plan, the Board elected Mr. Craver as a director, effective immediately.
The Board also announced that Mr. Craver would become President of Edison International on
April 1, 2008.

        Mr. Craver has been Chairman of the Board and Chief Executive Officer of Edison
Mission Group ("EMG") since November 2005.  Mr. Craver has also been Chairman of the Board and Chief Executive Officer of Edison Mission Energy, an independent power producer and subsidiary of EMG, since January 2005.  Mr. Craver has been Chief Executive Officer and a
Director of Edison Capital, a company with investments in energy, infrastructure and affordable housing projects and a subsidiary of EMG, since January 2005, and President of
Edison Capital since June 2005.  Mr. Craver held the positions of Executive Vice President,
Chief Financial Officer and Treasurer of Edison International from 2002 to 2004, and Senior
Vice President, Chief Financial Officer and Treasurer of Edison International from 2000 to
2002.

        A copy of the Edison International press release announcing Mr. Bryson's retirement and Mr. Craver's election and appointment is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits

        See the Exhibit Index below.

                                        SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDISON INTERNATIONAL
                                               (Registrant)

                                       /s/ Linda G. Sullivan
                                       -----------------------------
                                       Linda G. Sullivan
                                       Vice President and Controller

Date:  October 31, 2007

EXHIBIT INDEX

Exhibit No.     Description

99.1            Edison International Press Release, dated October 25,
                2007.

[Edison International Logo]

                                       News Release
FOR IMMEDIATE RELEASE
                                                      Contact: Gil Alexander, (626) 302-2255
                                                                          www.edisonnews.com

                                        Investor Relations: Scott Cunningham, (626) 302-2540
                                                                      www.edisoninvestor.com

                 Edison International Announces Management Succession Plan

                           John E. Bryson to retire July 31, 2008
                        Theodore F. Craver, Jr. successor to Bryson

      ROSEMEAD, Calif., Oct. 25, 2007 - The board of directors of Edison International
(NYSE:EIX) today announced that Theodore F. Craver, Jr., 56, will succeed John E. Bryson,
64, Edison International's chairman, president and chief executive officer, when Bryson retires on July 31, 2008. The board also announced the election of Craver to the board of directors of Edison International, effective immediately, and that Craver will become president of Edison International April 1, 2008.

      Craver has served the company for eleven years, most recently as president and chief executive officer of Edison Mission Group, the company's competitive power generation business. Bryson has served as chairman and CEO of Edison International since October 1990.

      Commenting on the announcement, Bryson said, "Ted has served our company exceptionally well both as the chief financial officer during particularly challenging times and as the leader over the past three years of our competitive power generation business. I am highly confident that he will provide strong and effective leadership as the
CEO of our company when he succeeds to that position next year."

      Craver also commented, "I am honored and excited to be selected by the board to lead this outstanding company and excellent management team."

About Ted Craver
      Craver was elected to his current position in January 2005. Previously Craver was executive vice president of Edison International and held the position of chief financial officer and treasurer since January 2000. Before joining Edison in September 1996, Craver served as executive vice president and corporate treasurer of First Interstate Bancorp from
1991 to 1996.  Before joining First Interstate, he spent four years with Bankers Trust
Company of New York and seven years with Security Pacific National Bank in various capital markets sales and trading capacities.

      Craver currently serves on the board of directors of Health Net, Inc. He also serves on the board of directors of the Electric Power Supply Association, and the board of trustees of the Autry National Center, and the board of trustees of the Orange County
Performing Arts Center.

      Craver earned an M.B.A. and B.A. in economics and international relations from the
University of Southern California.

About John Bryson
      Bryson joined Edison in 1984 and was elected chairman and CEO of Edison International in 1990. From 1990 through 2000, he also served as chairman and CEO of Southern California
Edison, the company's regulated utility subsidiary. Before joining Edison, Bryson was a partner in a major law firm. He served as president of the California Public Utilities
Commission from 1979 to 1982, and prior to that he served as chairman of the California
State Water Resources Control Board. Earlier, Bryson co-founded and served as an attorney for the Natural Resources Defense Council, a leading national environmental organization.

      Bryson graduated from Stanford University and earned a Doctor of Jurisprudence degree from Yale Law School.

                                           # # #

      Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, the largest electric utility in California, and Edison
Mission Group, a competitive power generation business and parent company to Edison Mission
Energy and Edison Capital.